                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

        Delaware Investments Colorado Insured Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:

              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

           Delaware Investments Florida Insured Municipal Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3.   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

              ____________________________________________________________

     2)       Form, Schedule or Registration Statement No.:
              ____________________________________________________________

     3)       Filing Party:

              ____________________________________________________________

     4)       Date Filed:

              ____________________________________________________________

[DELAWARE INVESTMENTS LOGO]

        Delaware Investments Colorado Insured Municipal Income Fund, Inc.
           Delaware Investments Florida Insured Municipal Income Fund

                                                                   July 31, 2007

Dear Shareholder:

Recently,  we distributed proxy materials  regarding the Meeting of Shareholders of the funds referenced  above. This meeting is scheduled for August 15, 2007 at
4:00  p.m.,   Eastern  time  at  2001  Market  Street,   2nd  Floor  Auditorium,
Philadelphia,  PA 19103. To date, our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

After careful  review,  your Board has  recommended  that  shareholders  vote to approve the proposals,  as described in the Proxy  Statement we previously  sent you.  We urge you to act  promptly  in order to allow us to obtain a  sufficient number of votes,  avoid the cost of additional  solicitation and the possibility of a meeting  adjournment.  Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on August 15, 2007.  If you have any  questions, please call toll-free 1-877-520-8548.

--------------------------------------------------------------------------------

For your  convenience,  please utilize one of the easy methods below to register your vote:

1. By Live Representative.
Please  call   Computershare   Fund   Services   toll-free  at   1-877-520-8548.
Representatives  are available to take your vote Monday  through  Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday  from 12:00 p.m. to 6:00 p.m.
Eastern  time.  Please  have your  proxy  card(s),  which  contain  the  control number(s) handy.

2. By Touch-tone Phone.
Dial the  toll-free  number  found on your proxy  card(s)  and follow the simple instructions.

3. By Internet.
Visit  www.proxyweb.com  and follow the simple  instructions  after entering the control number located on your proxy card(s).

4. By Mail.
Simply return your executed proxy card(s) in the enclosed postage paid envelope.

           Please try to utilize either option 1, 2, or 3 to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                           R1REG

[DELAWARE INVESTMENTS LOGO]

        Delaware Investments Colorado Insured Municipal Income Fund, Inc.
           Delaware Investments Florida Insured Municipal Income Fund

                                                                   July 31, 2007

Dear Shareholder:

Recently,  we distributed proxy materials  regarding the Meeting of Shareholders of the funds referenced  above. This meeting is scheduled for August 15, 2007 at
4:00  p.m.,   Eastern  time  at  2001  Market  Street,   2nd  Floor  Auditorium,
Philadelphia,  PA 19103. To date, our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

After careful  review,  your Board has  recommended  that  shareholders  vote to approve the proposals,  as described in the Proxy  Statement we previously  sent you.  We urge you to act  promptly  in order to allow us to obtain a  sufficient number of votes,  avoid the cost of additional  solicitation and the possibility of a meeting  adjournment.  Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on August 15, 2007.  If you have any  questions, please call toll-free 1-877-520-8548.

--------------------------------------------------------------------------------

For your  convenience,  please utilize one of the easy methods below to register your vote:

1. By Live Representative.
Please  call   Computershare   Fund   Services   toll-free  at   1-877-520-8548.
Representatives  are available to take your vote Monday  through  Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday  from 12:00 p.m. to 6:00 p.m.
Eastern  time.  Please  have your  proxy  card(s),  which  contain  the  control number(s) handy.

2. By Touch-tone Phone.
Dial the  toll-free  number  found on your proxy  card(s)  and follow the simple instructions.

3. By Internet.
Visit  www.proxyvote.com  and follow the simple  instructions after entering the control number located on your proxy card(s).

4. By Mail.
Simply return your executed proxy card(s) in the enclosed postage paid envelope.

           Please try to utilize either option 1, 2, or 3 to register your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                    R1NOBOS15647

 [DELAWARE INVESTMENTS LOGO]

        Delaware Investments Colorado Insured Municipal Income Fund, Inc.
           Delaware Investments Florida Insured Municipal Income Fund

                                                                   July 31, 2007

Dear Shareholder:

Recently,  we distributed proxy materials  regarding the Meeting of Shareholders of the funds referenced  above. This meeting is scheduled for August 15, 2007 at
4:00  p.m.,   Eastern  time  at  2001  Market  Street,   2nd  Floor  Auditorium,
Philadelphia,  PA 19103. To date, our records indicate that we have not received your voting instructions.

YOUR VOTE IS IMPORTANT!

After careful  review,  your Board has  recommended  that  shareholders  vote to approve the proposals,  as described in the Proxy  Statement we previously  sent you.  We urge you to act  promptly  in order to allow us to obtain a  sufficient number of votes,  avoid the cost of additional  solicitation and the possibility of a meeting  adjournment.  Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on August 15, 2007.  If you have any  questions, please call toll-free 1-877-520-8548.

--------------------------------------------------------------------------------

For your  convenience,  please utilize one of the easy methods below to register your vote:

1. By Touch-tone Phone.
Dial the  toll-free  number  found on your proxy  card(s)  and follow the simple instructions.

2. By Internet.
Visit  www.proxyvote.com  and follow the simple  instructions after entering the control number located on your proxy card(s).

3. By Mail.
Simply return your executed proxy card(s) in the enclosed postage paid envelope.

             Please try to utilize either option 1 or 2 to register
            your vote so it may be received in time for the meeting.

--------------------------------------------------------------------------------

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                     R1OBOS15647